EXHIBIT 99.2



	The following certification is provided by the undersigned as Chief Financial Officer of Industri-Matematik International Corp. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                          CERTIFICATION

In connection with the Quarterly Report of Industri-Matematik
International Corp. ("Company") on Form 10-Q for the period ended October 31, 2002, as filed with the Securities and Exchange Commission on December 16, 2002 ("Report"), I, Susan Salvesen, Treasurer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.


/s/ Susan Salvesen
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Name: Susan Salvesen
Title: Treasurer and Chief Financial Officer
Date: December 16, 2002